STOCK OPTION AGREEMENT

                                (Non-Assignable)

Date:                                                           Option:  91-275

March 31, 1999                                     Number of Shares Purchasable
                                                                         25,000

                              To Purchase Shares of

                              Class B Common Stock

                                      -of-

                           K-V PHARMACEUTICAL COMPANY

                             Issued Pursuant to the
                  1991 Incentive Stock Option Plan (the "Plan")

THIS CERTIFIES THAT Victor M. Hermelin is hereby granted the option to purchase, at the option price of $15.400 per share, all or any part of that number of fully paid and non-assessable shares of the Class B Common Stock, par value $0.01 per share ("Class B Common Stock"), of K-V Pharmaceutical Company, a Delaware corporation (hereinafter called the "Company") above set forth, upon and subject to the following terms and conditions:

         This Option and all rights to purchase shares hereunder shall expire five (5) years from the date hereof (hereinafter called the "expiration date.")

         This Option and all rights hereunder shall be non-assignable and non-transferable, except to the extent that the holder's legatees, personal representatives or distributees in the event of the holder's death may be permitted to exercise this Option as hereinafter set forth.

         Any attempted transfer, assignment, pledge, hypothecation or other disposition of this Option except as provided herein or in accordance with the Company's 1991 Incentive Stock Option Plan (the "Plan") shall be null and void and without effect.

         As of March 31, 1999, and prior to its expiration or earlier termination, this Option shall be exercisable from time to time in cumulative installments as to all or any of the shares then purchasable hereunder as follows: During the twelve-month period commencing March 31, 1999 and ending March 30, 2000, it may be exercised as to 20% of the shares originally subject hereto; and during each additional consecutive twelve-month period, it may be exercised as to an additional 20%; until the fifth twelve-month period, during which this Option shall be exercisable as to all the shares subject hereto.

         This Option may be exercised from time to time only by delivery to the Company at its main office (attention of the Secretary) of a duly signed notice in writing stating the number of shares with respect to which this Option is being exercised and the time and date of delivery thereof, which time and date of delivery shall be during the normal business hours of the Company on a regular business day not less than fifteen (15) days after the giving of such notice unless an earlier date has been mutually agreed upon; provided, however, that not less than ten (10) shares may be purchased at any one time unless the number purchased is the total number then purchasable hereunder; and provided further that this Option may not be exercised at any time when this Option or the granting or exercise hereof violates any law or governmental order or regulation. At the time of delivery specified in such notice, the Company shall, without transfer or issue tax to the holder (or other person entitled to exercise this Option) transfer and set aside for the benefit of the holder (or other person entitled to exercise this Option) a certificate or certificates out of the Company's theretofore authorized but unissued or reacquired shares of Class B Common Stock as the Company may elect (with appropriate legend thereon, if deemed necessary by the Company, containing the representation by the person exercising the Option that the shares purchased shall be for investment purposes and not with a view to resale or distribution) against payment of the option price in full for the number of shares purchased by either (i) cash (including a certified or bank cashier's check or the equivalent thereof), or (ii) at the discretion of the Committee, as defined in the Plan, by delivering at fair market value, as determined by the Committee (as provided under the Plan), Company Common Stock already owned by the Participant, or (iii) any combination of cash and Company Common Stock, to be held by the Company and subsequently delivered to the holder (or such other person) as hereinafter provided. If the holder fails to pay for any part of the number of shares specified in such notice as required, the right to purchase such shares may be terminated by the Committee.

         Except as hereinafter provided, no Option may be exercised at any time unless the holder hereof is an employee of the Company or any of its subsidiaries.

         To the extent that this Option has not been exercised in full prior to its termination or expiration date, whichever occurs sooner, it shall terminate and become void and of no effect.

         All Class B Common Stock purchased pursuant to the exercise of an Option shall be held by the Company for a period of two years from the date of exercise (the "Holding Period"). If the holder leaves the employ of the Company during the Holding Period for any reason, except retirement (under normal Company policies), death or disability, the holder's purchase thereof shall be voidable at the Company's sole option and discretion at any time within the Holding Period. If any purchase of Class B Common Stock is so voided, the least of (i) the funds paid by the holder in connection with the voided transaction;
(ii) the value in cash of Common Stock used to purchase such Class B Common Stock, determined as of the date of such purchase, less any amount which would have been forfeited pursuant to the Plan relative to Stock used to purchase the forfeited stock if such Stock has not been so used and the Holding Period relative to such stock had not expired; or (iii) the fair market value per shares, as determined on the date of termination of the holder's employment with the Company in accordance with the provisions of the Plan, shall be returned in full to the holder within thirty (30) days after such purchase is voided provided, however, no payment shall be due prior to the time that the Company is in possession of the Class B Common Stock and an executed stock power with respect to such Stock. In order to facilitate the repurchase of Class B Common Stock by the Company in accordance with the terms of this Paragraph, each holder who exercises any Option or portion thereof shall, at the time of payment for such Class B Common Stock, as provided hereinabove, deliver to the Company a form of stock power and assignment signed by such holder in form and substance satisfactory to the Company, rendering the certificate representing the shares purchased negotiable to the Company. Notwithstanding the foregoing, if any holder who exercises an Option demonstrates to the Committee of the Company a need to obtain financing for the purchase of Class B Common Stock and indicates his good faith intention to remain in the employ of the Company during the Holding Period, the Committee, in its sole discretion, may permit delivery of any Class B Common Stock purchased hereunder to a financial institution for use as collateral security for the purchase of the Class B Common Stock, subject to any necessary or appropriate restrictions with respect thereto as may be required to comply with applicable federal and state securities laws and/or the listing requirements of any national securities exchange, and the holder may use any Class B Common Stock so held in payment of the Option Price for additional Class B Common Stock as provided for herein.

         If the holder remains in the employ of the Company throughout the Holding Period, or is terminated by reason of death, disability or retirement (under normal Company policies) the Company shall deliver to the holder or the holder's personal representative, as soon as practicable thereafter, certificates representing the Class B Common Stock purchased hereunder (the "Certificates"), free and clear of restrictions except for the restrictions which are necessary to assure compliance by the Company and the holder with applicable federal and state securities laws and/or the listing requirements of any national securities exchange. If the Company fails or declines to exercise its right to void any purchase pursuant to the terms of the preceding paragraph hereof, the Company shall deliver the Certificates to the holder as soon as practicable after the expiration of two years from the date of exercise.

         This Option shall not confer upon the holder any right to remain in the employ of the Company or any subsidiary thereof and shall not confer upon the holder any rights in the stock of the Company prior to the issuance of a stock certificate pursuant to the exercise of this Option. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

         Except as provided in this paragraph, upon termination of the holder's employment with the Company or any of its subsidiaries for any reason, this Option shall terminate. If the employment of the Participant is terminated by reason of retirement (under normal Company policies) any outstanding Option or unexercised portion thereof granted to him may be fully exercised by the Participant, his personal representative, executor, administrator, heirs or devisees, as applicable, at any time, within three months from the date of termination by reason of retirement. If the employment of a Participant is terminated by reason of death or disability, any outstanding Option or unexercised portion thereof which was granted to him may be fully exercised by the Participant, his personal representative, executor, administrator, heirs or devisees, as applicable, at any time within one year from the date of termination by reason of death or disability, provided that the Participant has completed five (5) full years of employment with the Company from the date the Option was granted. If the Participant has not completed five (5) full years of employment with the Company from the date the Option was granted, the Option may be exercised only to the extent exercisable as of the date of termination of employment. Notwithstanding any of the foregoing, no Option shall be exercisable at any time after the expiration of employment from the Company to any Parent or Subsidiary thereof, or vice versa, shall not be deemed a termination of employment.

         In the event that the outstanding shares of Class B Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, or in the event that there is a "corporate transaction" as that term is defined in the Regulations under Section 425 of the Internal Revenue Code of 1986, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, spin-off, combination of shares or dividend payable in capital stock, this Option shall, to the extent that it has not been exercised, entitle the holder upon the subsequent exercise of this Option to such number and kind of securities or other property, subject to the terms of the Option, to which the holder would be entitled had the holder actually owned the shares subject to the unexercised portion of this Option at the time of the occurrence of such event, and the aggregate purchase price upon the subsequent exercise of this Option shall be the same as if the Class B Common Stock of the Company originally optioned were being purchased as provided herein; provided, however, that each such adjustment in the number and kind of shares subject to this Option, including any adjustment in the Option price, shall be made in such manner as not to constitute a "modification" as defined in
Section 425 of the Internal Revenue Code of 1986. Any such adjustment made by the Committee shall be conclusive.

         Upon the occurrence of: (i) the dissolution or liquidation of the Company, (ii) a reorganization, merger or consolidation of the Company with one or more corporations in which the Company is not the surviving corporation,
(iii) a sale of substantially all of the assets of the Company or (iv) the transfer of more than 80% of the then outstanding Stock of the Company to another entity or person in a single transaction or series of transactions, the Plan shall terminate, and any outstanding Options granted under the Plan shall terminate on the day before the consummation of the transaction; provided that the Board of Directors shall have the right, but shall not be obligated, to accelerate the time in which any Options may be exercised prior to such a termination. However, the termination of such Options shall not occur if the Board of Directors takes certain actions as provided in the Plan. In addition, the Board of Directors has the authority to amend the Plan to require that a successor corporation assume any outstanding Options.

         The Company may postpone the issuance and delivery of shares upon any exercise of this Option, if necessary, until admission of such shares to listing on any stock exchange and completion of registration and qualification of such shares under any applicable state or federal law, rule or regulation.

         The holder hereof shall make such representations and furnish such information to the Company as may be appropriate to permit the Company to issue such shares in compliance with the provisions of the Security Act of 1933, as amended (the "Securities Act"), or any other applicable law, including state securities laws. Without limiting the generality of the foregoing, if requested by the Company, the holder will represent, in form acceptable to the Company, that the holder is purchasing any shares issued pursuant hereto for investment purposes and not with a view to resale or distribution. The holder, by acceptance of this Option, hereby consents to the placing of restrictive legend on any stock certificate for shares purchased hereunder, setting forth the restrictions applicable to the further resale, transfer or other conveyance thereof without registration under the Securities Act of other applicable law or the availability of an exemption from registration thereunder and to the placing of transfer restrictions on the records of the transfer agent for such shares. In addition, the holder hereof will not thereafter resell, transfer or otherwise convey any shares purchased hereunder without compliance with one of the following three conditions: (1) an opinion of the holder's counsel is received, in form and substance satisfactory to counsel for the Company, that registration under the Security Act and applicable state securities laws is not required; or
(2) such shares have been registered for sale under the Securities Act and any applicable state securities laws; or (3) a "no-action" letter is received from the staff of the Securities and Exchange Commission and from applicable state securities agencies, based on an opinion of the holder's counsel in form and substance reasonably satisfactory to counsel for the Company, advising that registration under the Securities Act is not required.

         This Option is issued pursuant to the provisions of the Company's 1991 Incentive Stock Option Plan, the receipt of a copy of which the holder acknowledges by virtue of the acceptance hereof, and is subject to all the terms and conditions of said Plan.

         A determination by the Committee of any question which may arise with respect to the interpretation and construction of the provisions of this Option or of said Plan shall be final. The Committee may authorize and establish such rules, regulations and revisions thereof not inconsistent with the provisions of said Plan as it may deem advisable.

         WITNESS the seal of the Company and the signatures of its duly authorized officers or agents.

Dated:  March 31, 1999
                                           K-V PHARMACEUTICAL COMPANY



                                           By  /s/ Gerald R. Mitchell
                                              ---------------------------------
                                              Vice President, Finance


ACCEPTED:


/s/ Victor M. Hermelin
---------------------------------
Victor M. Hermelin

                                POWER OF ATTORNEY



         FOR VALUE RECEIVED I, Victor M. Hermelin, do hereby sell, assign and transfer unto K-V PHARMACEUTICAL COMPANY all shares of the Capital Stock of K-V PHARMACEUTICAL COMPANY standing in my name on the books of said K-V PHARMACEUTICAL COMPANY represented by Certificate Number(s) ______________ herewith and do hereby irrevocably constitute and appoint K-V PHARMACEUTICAL COMPANY'S Controller as attorney to transfer the said stock on the books of the within named K-V PHARMACEUTICAL COMPANY with full power of substitution in the premises.

         DATED:____________________________________



IN PRESENCE OF:                                      SIGNED:


/s/ Gerald R. Mitchell                      /s/ Victor M. Hermelin
------------------------------              ------------------------------------
Gerald R. Mitchell                          Victor M. Hermelin